UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

PARKER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-07573	73-0618660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 100 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 406-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Parker Drilling Company’s Annual Meeting of Stockholders was held on April 26, 2012. Set forth below are descriptions of the matters voted on and the results of the votes taken at the meeting.

1.	To elect three nominees (listed below) as Class I directors, each for a three-year term.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
R. Rudolph Reinfrank	80,124,909	2,251,742	25,147,808
Robert W. Goldman	80,180,693	2,195,958	25,147,808
Richard D. Paterson	81,217,953	1,158,698	25,147,808

2.	To approve, on a non-binding advisory basis, the compensation of the named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,768,525	1,733,246	874,80	25,147,808

3.	To consider and act upon a proposal for the ratification of the selection made by our Audit Committee reappointing KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,834,498	602,424	87,537	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company

By:	/s/ Jon-Al Duplantier
Jon-Al Duplantier, Senior Vice
President and General Counsel

Date: April 27, 2012